UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 19, 2007

Warwick Valley Telephone Company
__________________________________________
(Exact name of registrant as specified in its charter)

New York	0-11174	14-1160510
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

47 Main Street, Warwick , New York		10990
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	845-986-8080

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Top of the Form

Item 2.02 Results of Operations and Financial Condition.

On Monday, March 19, 2007 Warwick Valley Telephone Company ("the Company") issued a press release through Market Wire which contained certain preliminary, unaudited financial information regarding the results of the Company's operations for the year ended December 31, 2006. The Company's press release is furnished herewith as Exhibit 99.1 and is incorporated herin by reference.

Item 9.01 Financial Statements and Exhibits.

(c) Exhibits

99.1 Press release entitled "Warwick Valley Telephone Filing of SEC Form 12b-25," dated March 19, 2007.

Top of the Form

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Warwick Valley Telephone Company

March 19, 2007	By:	Kenneth H. Volz

Name: Kenneth H. Volz
Title: Interim Vice President, Chief Financial Officer & Treasurer

Top of the Form

Exhibit Index

Exhibit No.	Description

99.1	Press release entitled "Warwick Valley Telephone Filing of SEC Form 12b-25," dated March 19, 2007.